UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2006

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

1800 Century Park East, Ste. 200, Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

(310) 895-7750
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 19, 2006, Ault Glazer Bodnar Acquisition Fund LLC (“AGB Acquisition Fund”) loaned Patient Safety Technologies, Inc. (the “Company”) $85,000. Together with a prior loan from AGB Acquisition Fund to the Company on January 11, 2006 in the amount of $150,000, AGB Acquisition Fund has loaned the Company a total of $235,000. As consideration for the January 19, 2006 loan, the Company issued AGB Acquisition Fund a secured promissory note in the principal amount of $85,000 (the “Note”) and entered into a security agreement granting AGB Acquisition Fund a security interest in the Company’s personal property and fixtures, inventory, products and proceeds as security for the Company’s obligations under the Note.

The Note accrues interest at the rate of 7% per annum, which together with principal is due to be repaid on April 19, 2006. At the option of the Company, payments of principal and interest may be paid by exchange of any securities owned by the Company valued on the day before April 19, 2006.

Ault Glazer Bodnar & Company, Inc. is the managing member of AGB Acquisition Fund. The Company’s former Chairman and Chief Executive Officer, Milton “Todd” Ault, III, is Chairman and Chief Executive Officer of Ault Glazer Bodnar & Company, Inc. The Company’s Chief Financial Officer, William B. Horne, is also Chief Financial Officer of Ault Glazer Bodnar & Company, Inc. The Company’s President and Secretary, Lynne Silverstein, is Secretary and a director of Ault Glazer Bodnar & Company, Inc. Melanie Glazer, Manager of the Company’s subsidiary Ault Glazer Bodnar Capital Properties, LLC, is also a director of Ault Glazer Bodnar & Company, Inc. The Company’s management believes the loan from AGB Acquisition Fund is on terms at least as favorable as could be obtained from an unrelated third party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
4.1	Secured Promissory Note in the principal amount of $85,000 issued January 19, 2006 to Ault Glazer Bodnar Acquisition Fund LLC
10.1	Security Agreement by and between Ault Glazer Bodnar Acquisition Fund LLC and Patient Safety Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: January 23, 2006	By: /s/ Louis Glazer MD
Name: Louis Glazer, M.D., Ph.G.
Title: Chief Executive Officer